FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):April 25, 2001


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-10
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on April 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.29) April 25, 2001 - Information on Distribution to
                                          Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:  May 15, 2001               By:    /S/Samuel Molinaro
                                                 Samuel Molinaro
                                                 Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.29)        April 25, 2001 - Information on
                   Distribution to Certificateholders






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



             April 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.29
                                   TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-10



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                                Principal Amt.
 Certificate        Face           Prior to       Interest        Principal       Total               Ending
   Class            Value        Distribution    Distributed      Distributed   Distribution          Balance
       A      $ 211,895,600   $   111,292,647       639,932.72     4,960,729     $5,600,661     $ 106,331,918.58
      PO             90,487            65,210                0           862            862            64,347.87
      X(*)      222,864,136       123,349,533        83,848.51             0         83,849       118,500,984.07
     B-1          6,856,700         6,649,012        38,231.82         6,954         45,186         6,642,058.14
     B-2          3,999,700         3,878,550        22,301.66         4,056         26,358         3,874,493.54
     B-3          2,285,600         2,216,370        12,744.13         2,318         15,062         2,214,051.68
     B-4          1,599,900         1,551,439         8,920.78         1,622         10,543         1,549,816.76
     B-5            685,700           664,930         3,823.35           658          4,481           664,272.46
     B-6          1,142,814           886,430         5,096.98             0          5,097           885,465.87
      R                 100                 0             0                0              0                 0

             $  228,556,601   $   127,204,589      $814,899.95  $  4,977,199    $ 5,792,099     $ 122,226,424.89

(*) Repeats Notional Balance

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